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     DIAMOND BRANDS INCORPORATED

                     1997 NON-QUALIFIED STOCK OPTION PLAN


SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.
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     The name of this Plan is the Diamond Brands Incorporated 1997 Non-Qualified
Stock Option Plan (the "Plan"). The purpose of the Plan is to enable Diamond Brands Incorporated (the "Company") and its Subsidiaries to retain and attract key employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     a.   "Board" means the Board of Directors of the Company.
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     b.   "Cause" means (i) a felony conviction of a participant or the failure
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          of a participant to contest prosecution for a felony, or a participant's misconduct or dishonesty, any of which is harmful to the business or reputation of the Company; or (ii) the failure of the participant to perform the duties of his position or the violation by the participant of any existing or future policies of the Company, in each case after being given written notice of such failure or violation and a fourteen (14) day period to remedy such failure or violation, to the extent such failure or violation can be remedied.

     c.   "Code" means the Internal Revenue Code of 1986, as amended.
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     d.   "Company" means Diamond Brands Incorporated, a corporation organized
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          under the laws of the State of Minnesota (or any successor corporation).

     e.   "Disability" means permanent and total disability as determined by the
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          Board.

     f.   "Non-Qualified Stock Option" means any Stock Option that is intended
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          to be and is designated as a "Non-Qualified Stock Option."

     g.   "Parent Corporation" means any corporation (other than the Company) in
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          an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     h.   "Stock" means the Common Stock of the Company.
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     i.   "Stock Option" means any option to purchase shares of Stock granted
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          pursuant to Section 5 below.

     j.   "Subsidiary" means any corporation (other than the Company) in an
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          unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.
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     The Plan shall be administered by the Board of Directors.

     The Board shall have the power and authority to grant Stock Options to eligible parties pursuant to the terms of the Plan. In particular, the Board shall have the authority:

     (i) to select the key employees of the Company and its Subsidiaries to whom Stock Options may from time to time be granted hereunder;

     (ii) to determine whether and to what extent Non-Qualified Stock Options are to be granted hereunder;

     (iii) to determine the number of shares to be covered by each such award granted hereunder; and

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto).

     The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may delegate its authority to officers of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (i) above.

     All decisions made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

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SECTION 3.  STOCK SUBJECT TO PLAN.
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     The total number of shares of Stock reserved and available for distribution under the Plan shall be 90,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares. If any shares that have been optioned cease to be subject to Stock Options, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding options granted under the Plan, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.  ELIGIBILITY.
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     Key employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5.  STOCK OPTIONS.
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     Any Stock Option granted under the Plan shall be in such form as the Board may from time to time approve. The Stock Options granted under the Plan shall be Non-Qualified Stock Options.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable.

     (a)    Option Price. The option price per share of Stock purchasable under
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a Stock Option shall be determined by the Board at the time of grant.

     (b)    Option Term.  The term of each Stock Option shall be fixed by the
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Board.

     (c)    Exercisability.  Stock Options shall be exercisable at such time or
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times as determined by the Board at or after grant. If the Board provides, in its discretion, that any option is exercisable only in installments, the Board may waive such installment exercise provisions at

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any time. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

     (d) Method of Exercise.  Stock Options may be exercised in whole or in part
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at any time during the option period by giving written notice of exercise to the
Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Board and consistent with the Plan's purpose and applicable law, including promissory notes. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph
(a) of Section 8 and otherwise fulfilled all other obligations set forth in the Stock Option Agreement.

     (e) Non-transferability of Options.  No Stock Option shall be transferable
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by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f) Termination by Death.  If an optionee's employment by the Company and
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any Subsidiary or Parent Corporation terminates by reason of death, the Stock
Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Board shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of ninety (90) days from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

     (g) Termination by Reason of Disability.  If an optionee's employment by
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the Company and any Subsidiary or Parent Corporation terminates by reason of
Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board shall determine at or after grant), but may not be exercised after ninety (90) days from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter.

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     (h) Other Termination.  If an optionee's employment by the Company and any
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Subsidiary or Parent Corporation terminates for any reason other than death or
Disability, the Stock Option shall thereupon terminate. If an optionee's employment is terminated by the Company, the Stock Option shall terminate immediately upon notice by the Company of such termination.

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SECTION 6.  TRANSFER, LEAVE OF ABSENCE, ETC.
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     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

     (b) a leave of absence, approved in writing by the Board, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Board may approve, in its sole discretion); and

     (c) a leave of absence in excess of ninety (90) days, approved in writing by the Board, but only if the employee's right to re-employment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

SECTION 7.  AMENDMENTS AND TERMINATION.
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     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option theretofore granted without the optionee's or participant's consent.

     The Board may amend the terms of any option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan. The Board may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

SECTION 8.  GENERAL PROVISIONS.
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     (a)     If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or the participant to take any action in connection with the exercise of a Stock Option, then notwithstanding any contrary provision of a Stock Option Agreement or this Plan, the date for exercise of such Stock Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Company shall deem it necessary, the Company may condition the grant or exercise of a Stock Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Stock Option or the shares obtained by exercise of the Stock Option for investment purposes and not with the view or intent to resell or otherwise distribute

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such Stock Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Company shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Stock Options or any shares with respect to which a Stock Option shall have been granted or exercised, then the participant shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Stock Options or shares.

     (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (c) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. Notwithstanding anything herein to the contrary, in no event shall the Company have any liability to optionee for federal or state taxes incurred by optionee, which are the sole and absolute responsibility of optionee under this Plan.

     (d) At the time of grant, the Board may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to such restrictions on transfer as the Board may determine at the time of the grant and to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan.

SECTION 9.  EFFECTIVE DATE OF PLAN.
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     The Plan shall be effective on January 1, 1997.

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